Exhibit 10.19

SECOND AMENDMENT (2012-2) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2011 (the “Plan”), the Plan is hereby amended as follows:

1.                                      Section 16.39, Key Employee, is restated in its entirety to read as follows:

Key Employee:  For Plan Years beginning after December 31, 2001, Key Employee means any Employee or former Employee who at any time during the Plan Year containing the Determination Date was (1) an officer of the Employer having an annual compensation greater than $130,000 (as adjusted under section 416(i)(1) for Plan Years beginning after December 31, 2002); (2) a five percent owner of the Employer; or (3) a one percent owner of the Employer who has annual compensation of more than $150,000.  Annual compensation means compensation as defined in section 415(c)(3) of the Code.  For purposes of determining five percent and one-percent owners, the rules of subsections (b), (c) and (m) of section 414 of the Code do not apply.  For purposes of this Section, Beneficiaries of any Employee or former Employee acquire the character of said employee who performed service for the Employer, and the benefits inherited under the Plan by a Beneficiary will retain the character of the benefits of the Employee who performed the services for the Employer.  The determination of who is a Key Employee will in all cases be made in accordance with section 416(i)(1) of the Code and the regulations thereunder.

AMPHENOL CORPORATION

DATED:	August 14, 2012	BY:	/s/ Jerome F. Monteith
Jerome F. Monteith
			Its:	Vice President, Human Resources

AMPHENOL CORPORATION

SECRETARY’S CERTIFICATE

I, Edward C. Wetmore, hereby certify that I am the Secretary of Amphenol Corporation, a Delaware Corporation (the “Company”), and that attached hereto as “Exhibit A” is a true and complete copy of resolution adopted by the Board of Directors of the Company as of August 13, 2012 and that said resolution remain in full force and effect and have not been amended, revoked, or changed as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate and set the seal of the Company as this 14th day of August, 2012.

/s/ Edward C. Wetmore
Edward C. Wetmore
Secretary

EXHIBIT A

AMPHENOL CORPORATION

Action by Resolution of the Board of Directors

The Board of Directors (the “Board”) of Amphenol Corporation, a Delaware corporation (the “Company”) hereby consents to the adoption of the following resolution:

WHEREAS, the Company currently maintains a pension plan, namely the Pension Plan for Employees of Amphenol Corporation (the “Pension Plan”); and

WHEREAS, senior management of the Company and the legal advisors and actuaries for the Pension Plan have recommended that the Pension Plan be amended to clarify the definition of key employee for purposes of obtaining the Pension Plan’s IRS determination letter.

NOW, THEREFORE, BE IT

RESOLVED, that the Board hereby approves the amendment of the Pension Plan substantial in the form attached hereto as Attachment A; and be it further

RESOLVED, that R. Adam Norwitt, Diana G. Reardon, Edward C. Wetmore and Jerome F. Monteith and the appropriate employees of the Company be, and each of them hereby is, authorized, empowered and directed to take such action and to make, execute, deliver and file or cause to be made, executed, delivered or filed, such agreements, documents and notices, in the name and behalf of the Company and its subsidiaries, as they or any of them or as the legal and pension advisors of the Company may deem to be proper, necessary, desirable or appropriate to effectuate the amendment and the purposes and intent of the foregoing resolution, to comply with the requirements of the Pension Plan and other matters approved by the foregoing resolution, or to carry out any of the transactions authorized by the foregoing resolution, the authority for the taking of such action and the making, execution, delivery or filing of such agreement, documents or notices to be conclusively evidenced thereby.

RESOLVED, that any and all actions heretofore taken by any officer or employee of the Company in connection with the foregoing resolutions or any matter contemplated by such resolutions be, and they hereby are ratified, confirmed and approved in all respects.